UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014

Cardinal Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53923	26-0703223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6037 Frantz Rd., Suite 103 Dublin, OH	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 459-4959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The following information is furnished pursuant to Item 8.01.

The Registrant hereby furnishes the information set forth in its News Release, dated January 1, 2014, announcing the retention of the international law firm Maalouf Ashford & Talbot, LLP to act as the Company’s securities law counsel in addition to the Firm acting as the Company’s Oil and Gas counsel, Corporate and Finance counsel and Regulatory counsel, a copy of which is included as Exhibit 99.1.

Maalouf Ashford & Talbot has been named  “Oil & Gas Law Firm of the Year” in the United States for the past four consecutive years, and has also been named Law Firm of the Year for 2013 in 6 countries and in 25 categories including Securities Law Firm of the Year, Corporate Law Firm of the Year and International Finance Law Firm of the Year in the United States.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	News Release, dated January 1, 2014, announcing the retention of the international law firm Maalouf Ashford & Talbot, LLP as the Company’s securities law counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ENERGY GROUP, INC.

Date: January 1, 2014	BY:	/s/ Timothy W. Crawford .
Timothy W. Crawford,
Chief Executive Officer